UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 2, 2015
_____________________________________________________________________________________________
K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

751 Miller Drive, SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (703) 777-3155
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On February 2, 2015, K2M Group Holdings, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and Piper Jaffray & Co., Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 6,044,990 shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share (the “Shares”), of which 2,044,990 Shares are being sold by the Company and 4,000,000 Shares are being sold by the Selling Stockholders. The offering price to the public is $18.75 per share and the Underwriters agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Purchase Agreement at a price of $17.86 per share. Under the terms of the Purchase Agreement, certain of the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to 906,748 additional shares of Common Stock to cover over-allotments.
The Shares and any additional shares of Common Stock purchased by the Underwriters under their option will be sold pursuant to a registration statement on Form S-1 (File No. 333-201597), filed with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on February 2, 2015, and a related prospectus filed with the SEC on February 4, 2015.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
The previously announced Offering by the Company and the Selling Stockholders of 6,044,990 Shares closed on February 6, 2015.
Item 9.01 Financial Statements and Exhibits

1.1
Purchase Agreement, dated February 2, 2015, by and among K2M Group Holdings, Inc., the selling stockholders named therein and Piper Jaffray & Co., Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit Index

Exhibit Number	Description
1.1
Purchase Agreement, dated February 2, 2015, by and among K2M Group Holdings, Inc., the selling stockholders named therein and Piper Jaffray & Co., Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:     February 6, 2015                K2M Group Holdings, Inc.

By /s/ Gregory S. Cole
Name: Gregory S. Cole
Title: Chief Financial Officer